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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          August 13, 2002
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are furnished under Item 9 of this Current Report on Form 8-K:


Exhibit 99.1

Statement dated August 13, 2002 of the principal executive officer of the Company submitted pursuant to Securities and Exchange Commission Order No. 4-460.

Exhibit 99.2

Statement dated August 13, 2002 of the principal financial officer of the Company submitted pursuant to Securities and Exchange Commission Order No. 4-460.

Exhibit 99.3

Certification dated August 13, 2002 by the chief executive officer of the Company pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

Exhibit 99.4

Certification dated August 13, 2002 by the chief financial officer of the Company pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.


Item 9.  Regulation FD Disclosure

On August 13, 2002, the principal executive officer and principal financial officer of the Company each submitted to the Securities and Exchange Commission (the "Commission") the written statement required by Commission Order No. 4-460. Also on August 13, 2002, the chief executive officer and chief financial officer of the Company each submitted to the Commission the written certification required by 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Copies of these submissions are furnished as Exhibits 99.1 through 99.4 hereto.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   LOEWS CORPORATION


Date:   August 13, 2002                      By:   /s/ Gary W. Garson
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                                                   Gary W. Garson
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Secretary